Prospectus Supplement                                           209755 12/03

dated December 15, 2003 to:
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Putnam High Yield Advantage Fund
Prospectuses dated March 30, 2003

Effective January 1, 2004, the following changes are made.

The fourth paragraph under the heading entitled "What are the fund's main investment strategies and related risks? -- Credit Risk" is replaced with the following:

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund's operating expenses and decrease its net asset value.

The paragraph under the heading entitled "What are the fund's main investment strategies and related risks? - Other investments" is replaced with the following:

In addition to the main investment strategies described above, we may make other investments, such as investments in derivatives including futures, options, swap contracts, asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks, as described in the fund's statement of additional information (SAI).